PEAK RESORTS / SNOW TIME TRANSACTION OVERVIEW

September 24, 2018



SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, liquidity, cash flow and descriptions of our business plans, strategies and objectives. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "predict," "goal," "forecast," "should," "could," "would," "may," "will" and other similar expressions that convey uncertainty regarding future outcomes.

Statements regarding the following subjects, among others, may be forward-looking: the planned acquisition of Snow Time, Inc. and financing thereof; the ability to meet closing conditions of the planned acquisition and financing terms; the expected impact of and opportunities resulting from the planned acquisition; ability to retain key personnel; market trends in our industry; interest rates; real estate values; the realization of synergies of the proposed acquisition; our business and investment strategy; availability of suitable financing; ability to make capital improvements; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; and the degree and nature of our competition.

These forward-looking statements reflect our current beliefs, assumptions and expectations of future events, taking into account all information currently available to us. These and other forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally; risks relating to the proposed term loan financing, including the rights of lenders under the Company's existing debt agreements and the need to obtain shareholder approval of the Cap 1 preferred stock and warrant issuances; terms and suitability of alternative financing sources, if needed; failure to retain key management and employees; issues or delays in the successful integration of the Snow Time operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the operations, systems and personnel of Snow Time; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition or financing thereof by resort visitors, competitors, vendors and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and other risks described in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the year ended April 30, 2018, as updated from time to time in the Company's filings with the SEC. Peak Resorts undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

PEAK RESORTS

Snow Time Overview

- **Company founded by Irvin Naylor in 1964 with opening of Roundtop Mountain Resort**
  - Acquired Liberty Mountain Resort in 1974 and Whitetail Resort in 1999
  - Previously owned Windham Mountain in New York (sold in 2005)

- **Three resorts stretch across more than 2,900 total acres**

- **179 full-time employees**
  - Approximately 3,500 total employees at peak during winter season

- **Historical financials (year ended March 31, 2018)**
  - **Revenue:** $49.4 million
  - ***Adjusted EBITDA:** $11.1 million
  - **2017/2018 winter visits:** approximately 600,000

PEAK RESORTS

NOTES:
Please see page 13 for a definition of Adjusted EBITDA and a reconciliation of Net income to Adjusted EBITDA.

Liberty Mountain Resort

- **Resort Overview**
  - 22 trails
  - 3 terrain parks
  - 100 skiable acres
  - 620 vertical feet
  - 9 lifts
  - 100% snowmaking
  - Night skiing
  - Tubing
  - 115-room hotel and convention center
  - 18-hole golf course

LIBERTY MOUNTAIN RESORT





- **Location**
  - 55 miles from Harrisburg
  - 70 miles from Baltimore
  - 90 miles from Washington D.C.

PEAK RESORTS

ROUNDTOP MOUNTAIN RESORT

- **Resort Overview**
  - 20 trails
  - 2 terrain parks
  - 100 skiable acres
  - 600 vertical feet
  - 8 lifts
  - 100% snowmaking coverage
  - Night skiing
  - Tubing

ROUNDTOP MOUNTAIN RESORT



- **Location**
  - 20 miles from Harrisburg
  - 75 miles from Baltimore
  - 120 miles from Washington D.C.



PEAK RESORTS

Whitetail Resort

- **Resort Overview**
  - 23 trails
  - 2 terrain parks
  - Half pipe
  - 125 skiable acres
  - 935 vertical feet
  - 9 lifts
  - 100% snowmaking coverage
  - Night skiing
  - Tubing
  - 18-hole golf course

- **Location**
  - 90 miles from Washington D.C.
  - 95 miles from Baltimore

WHITETAIL RESORT





PEAK RESORTS

Transaction Rationale

- **Rare opportunity to dramatically grow Company's Northeast operations**
  - Complementary resorts offer varied terrain for drive-to / overnight guests
  - Resorts provide exceptional learn-to-ski environment
- **Adds three destinations to Peak Pass lineup, driving further customer value**
- **Expands Peak Resorts' reach into Baltimore and Washington, D.C.**
  - Significant addition to Company customer base
- **Acquisition timing and turnkey nature of resorts to provide for full ski season of financial benefit and immediate ROI**
- **Peak Resorts expects to realize significant synergies and benefit from improved data-driven marketing analytics and social-media efforts**
- **Four-season amenities at Liberty Mountain Resort**
  - Hotel, conference center and golf course

ADDS TO GEOGRAPHICALLY DIVERSE MOUNTAIN PORTFOLIO



mount snow
VERMONT
WILDCAT MOUNTAIN
ATTITASH MOUNTAIN RESORT
CROTCHEDMTN NEW HAMPSHIRE
boston mills brandywine
alpinevalley
Hunter mountain
JackFrost MOUNTAIN
Big Boulder PARK
ROUNDTOP MOUNTAIN RESORT
NEW!
LIBERTY MOUNTAIN RESORT
NEW!
WHITETAIL RESORT
NEW!
VT
NH
NY
PA
OH
IN
MO
ski - ride - tube snowcreek
HIDDEN VALLEY
SKI. TUBE. RIDE.
PAOLI PEAKS
SKI RIDE TUBE
MAD RIVER MOUNTAIN

PEAK RESORTS

Transaction Expands Peak Resorts' Scale

	Peak Resorts	Snow Time	Peak Resorts + Snow Time
# of Properties	14	3	17
# of Trails	417*	65	482
# of Lifts	138*	26	164
LTM Net Revenue*	$131.7 Million	$49.4 Million	$181.1 Million
LTM EBITDA*	$25.6 Million	$11.1 Million	$36.7 Million

NOTES:

- Peak Resorts' mountain stats include new lift and trails at Hunter Mountain as part of Hunter North expansion.
- Peak Resorts LTM net revenue for the twelve month period ended April 30, 2018. Snow Time LTM net revenue for the twelve month period ended March 31, 2018.
- Peak Resorts LTM EBITDA represents Company's Reported EBITDA for the twelve month period ended April 30, 2018. Snow Time LTM EBITDA represents adjusted EBITDA for the twelve month period ended March 31, 2018.
- Please see pages 12 and 13 in this presentation for definition of Peak Resorts Reported EBITDA and a definition of Snow Time Adjusted EBITDA as well as reconciliations of Net income to Reported EBITDA and Net Income to Adjusted EBITDA.

Peak Resorts

LONG-TERM GROWTH OPPORTUNITIES

- Drive Peak Pass sales and visitation across entire Peak Resorts guest base
- Benefit from Peak Resorts customer visits to Snow Time resorts
- Introduce Peak Resorts operational and management strategies at Snow Time resorts
- Realize cost synergies from reduction of corporate overhead and from more efficient labor scheduling
- Target pricing increases across Peak Pass tiers based on increased resort options

PEAK RESORTS

DEAL TERMS

TRANSACTION CONSIDERATION AND VALUE	• Peak Resorts (NASDAQ: SKIS) to acquire Snow Time, Inc. for $76 million
	  • Purchase multiple of 6.8x based on LTM 3/31/18 Adjusted EBITDA* of $11.1 million
	  • Company expects to reduce purchase multiple through realization of synergies

FINANCING	• CAP 1 LLC
	  • $50 million Senior Secured Term Loan
	  • $20 million from the issuance of 20,000 shares of Series A Preferred Stock and warrants pursuant to an existing securities purchase agreement
	• Peak Resorts
	  • $6 million of Peak common stock to seller

CAP 1 TERM LOAN TERMS	• Two-year term, with the availability of one one-year extension at Peak Resorts' discretion • Accrues interest at annual rate of 6.95% with interest paid quarterly • No prepayment penalty • Secured by all Snow Time assets • Peak Resorts to issue warrant to purchase 1,750,000 shares of common stock exercisable immediately at $10.00 per share which expires ten years from issue date • If Peak Resorts elects to extend the term of the loan for one year, the Company will issue additional warrant to purchase 666,667 shares of common stock exercisable immediately at $7.50 per share which expires ten years from issue date
PRO-FORMA CAPITAL STRUCTURE (AS OF 7/31/18)	• Cash: $10.1 million • Debt: $230.6 million • Net leverage: 6.0x
EXPECTED CLOSE	• Transaction expected to close by the start of the 2018/2019 ski season

NOTES:
Please see page 13 for a definition of Adjusted EBITDA and a reconciliation of Net income to Adjusted EBITDA.

PEAK RESORTS

Peak Resorts Reconciliation of Non-GAAP Financial Information

Reported EBITDA is not a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"). The Company defines Reported EBITDA as net income before interest, income taxes, depreciation and amortization, gain on sale/leaseback, other income or expense and other non-recurring items. The following table includes a reconciliation of Reported EBITDA to the GAAP related measure of Net income (loss):

Dollars in thousands	Twelve Months Ended April 30, 2018
Net income	$1,352
Income tax (benefit)	(3,962)
Interest expense, net	13,322
Depreciation and amortization	13,231
Restructuring and impairment charges	2,135
Other income	(160)
Gain on sale/leaseback	(333)
Reported EBITDA	**$25,585**

The Company has specifically chosen to include Reported EBITDA as a measurement of its results of operations because it considers this measurement to be a significant indication of its financial performance and available capital resources. Because of large depreciation and other charges relating to the Company's ski resort operations, it is difficult for management to fully and accurately evaluate financial performance and available capital resources using net income alone. In addition, the use of this non-U.S. GAAP measure provides an indication of the Company's ability to service debt, and management considers it an appropriate measure to use because of the Company's highly leveraged position. Management believes that by providing investors with Reported EBITDA, they will have a clearer understanding of the Company's financial performance and cash flows because Reported EBITDA: (i) is widely used in the ski industry to measure a company's operating performance without regard to items excluded from the calculation of such measure; (ii) helps investors to more meaningfully evaluate and compare the results of the Company's operations from period to period by removing the effect of its capital structure and asset base from operating results; and (iii) is used by the Board of Directors, management and lenders for various purposes, including as a measure of the Company's operating performance and as a basis for planning.

The items excluded from net income to arrive at Reported EBITDA are significant components for understanding and assessing the Company's financial performance and liquidity. Reported EBITDA should not be considered in isolation or as an alternative to, or substitute for, net income, net change in cash and cash equivalents or other financial statement data presented in the Company's condensed consolidated financial statements as indicators of financial performance or liquidity. Because Reported EBITDA is not a measurement determined in accordance with U.S. GAAP and is susceptible to varying calculations, Reported EBITDA as presented may not be comparable to other similarly titled measures of other companies, limiting its usefulness as a comparative measure.

Snow Time Reconciliation of Non-GAAP Financial Information

Adjusted EBITDA is not a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"). Snow Time, Inc. defines Adjusted EBITDA as net income before interest, income taxes, depreciation and amortization, other income or expense, other non-recurring items and identifiable expenses which would not be incurred subsequent to an acquisition. The following table includes a reconciliation of Snow Time's Adjusted EBITDA to the GAAP measure of Net income:

Dollars in thousands	**Twelve Months Ended March 31, 2018**
Net income	$1,768
Interest income	(46)
Depreciation and amortization	6,771
Other expense	27
Special deferred compensation item	1,621
Non-recurring expenses (post acquisition)	975
Adjusted EBITDA	**$11,116**

Snow Time has chosen to include Adjusted EBITDA as a measurement of its results of operations because it considers this measurement to be a significant indication of its financial performance and available capital resources. Because of large depreciation and other charges relating to Snow Time's ski resort operations, it is difficult for its management to fully and accurately evaluate financial performance and available capital resources using net income alone. In addition, Snow Time believes that by providing investors with Adjusted EBITDA, they will have a clearer understanding of Snow Time's financial performance and cash flows because Adjusted EBITDA: (i) is widely used in the ski industry to measure a company's operating performance without regard to items excluded from the calculation of such measure; (ii) helps investors to more meaningfully evaluate and compare the results of a company's operations from period to period by removing the effect of its capital structure and asset base from operating results.

The items excluded from net income to arrive at Adjusted EBITDA are significant components for understanding and assessing Snow Time's financial performance and liquidity. Adjusted EBITDA should not be considered in isolation or as an alternative to, or substitute for, net income, or other financial statement data presented in Snow Time's consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with U.S. GAAP and is susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies, limiting its usefulness as a comparative measure.



Contact:
Norberto Aja / Jim Leahy
JCIR
(212) 835-8500 / skis@jcir.com